                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): MARCH 14, 2003
                                                          --------------


                                  BIOGEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        MASSACHUSETTS                   0-12042                   04-3002117
------------------------------        ------------           -------------------
       (State or other                (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)



                    14 CAMBRIDGE CENTER, CAMBRIDGE, MA           02142
                 --------------------------------------------------------
                 (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (617) 679-2000
                                                           --------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit
  No.          Description
-------        -----------
99.1           Certification of principal executive officer and principal financial officer.


ITEM 9.  REGULATION FD DISCLOSURE

        In connection with the Annual Report on Form 10-K of Biogen, Inc. (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby furnishes the written statement of the Company's principal executive officer and principal financial officer required by Section 906 of the Sarbanes-Oxley Act of 2002. On March 14, 2003, James C. Mullen, Chairman, Chief Executive Officer and President of the Company, and Peter N. Kellogg, Executive Vice President - Finance and Chief Financial Officer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BIOGEN, INC.
                                         ------------
                                         (Registrant)


Date: March 14, 2003                     /s/ Anne Marie Cook
                                         ---------------------------------------
                                         Anne Marie Cook
                                         Vice President, Chief Corporate Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number         Description
-------        -----------
99.1           Certification of principal executive officer and principal financial officer.